     As filed with the Securities and Exchange Commission on July 25, 1996

                                                           Registration No. 333-
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                            -------------------------



                                 VERIFONE, INC.
             (Exact name of registrant as specified in its charter)

                            -------------------------

             DELAWARE                                      99-0206064
     (State of Incorporation)               (I.R.S. Employer Identification No.)

                            -------------------------


                          THREE LAGOON DRIVE, SUITE 400
                             REDWOOD CITY, CA  94065
                                 (415) 591-6500
          (Address and telephone number of principal executive offices)

                            -------------------------


                 1992 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
                           INCENTIVE STOCK OPTION PLAN
                       1987 SUPPLEMENTAL STOCK OPTION PLAN
                            (Full title of the plans)

                                JOSEPH M. ZAELIT
             SENIOR VICE PRESIDENT, FINANCE AND ADMINISTRATION AND
                             CHIEF FINANCIAL OFFICER
                                 VERIFONE, INC.
                          THREE LAGOON DRIVE, SUITE 400
                             REDWOOD CITY, CA  94065
                                 (415) 591-6500
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                            -------------------------
                                   Copies to:

Richard E. Climan, Esq.                           William G. Barmeier, Esq.
Michael R. Jacobson, Esq.                         Senior Vice President and General Counsel
Cooley Godward Castro Huddleson & Tatum           VeriFone, Inc.
Five Palo Alto Square                             Three Lagoon Drive, Suite 400
3000 El Camino Real                               Redwood City, CA  94065
Palo Alto, CA  94306-2155                         (415) 591-6500
(415) 843-5000

                            -------------------------


                                       CALCULATION OF REGISTRATION FEE
- --------------------------------------------------------------------------------------------------------------
- --------------------------------------------------------------------------------------------------------------
                                            PROPOSED MAXIMUM       PROPOSED MAXIMUM
TITLE OF SECURITIES      AMOUNT TO BE      OFFERING PRICE PER     AGGREGATE OFFERING         AMOUNT OF
 TO BE REGISTERED         REGISTERED            SHARE (1)             PRICE (1)           REGISTRATION FEE
- --------------------------------------------------------------------------------------------------------------
- --------------------------------------------------------------------------------------------------------------
Stock Options and
Common Stock (par
value $.01)                   650,000          $27.125-$41.4375       $26,150,625.00             $9,017.46
- --------------------------------------------------------------------------------------------------------------
- --------------------------------------------------------------------------------------------------------------

(1)  Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(c)
     and (h)(1) based upon (i) the weighted average of $27.125 - $29.00, the exercise prices of 60,000 options outstanding pursuant to the 1992 Non-Employee Directors' Stock Option Plan and (ii) $41.4375, the average of the high and low prices of the Registrant's Common Stock on July 22, 1996, as reported by The New York
     Stock Exchange.

- --------------------------------------------------------------------------------------------------------------
- --------------------------------------------------------------------------------------------------------------

     Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.


                                       ii.

                    INCORPORATION BY REFERENCE OF CONTENTS OF
    REGISTRATION STATEMENTS ON FORM S-8 NOS. 33-48833, 33-81698 AND 33-94978


     The contents of Registration Statements on Form S-8 Nos. 33-48833, 33-81698 and 33-94978 filed with the Securities and Exchange Commission on June 24, 1992, July 18, 1994 and July 26, 1995, respectively, are incorporated by reference herein.


                                    EXHIBITS

EXHIBIT
NUMBER

5.1            Opinion of Cooley Godward Castro Huddleson & Tatum.

23.1           Consent of Ernst & Young, LLP, Independent Auditors.

23.2 Consent of Cooley Godward Castro Huddleson & Tatum is contained in Exhibit 5.1 to this Registration Statement.

24.1           Power of Attorney is contained on the signature pages.


                                       1.

                                   SIGNATURES

     THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Redwood City, State of California, on July 23, 1996.


                                        VeriFone, Inc.



                                        By   /s/Joseph M. Zaelit
                                             -----------------------------------
                                                Joseph M. Zaelit
                                                Senior Vice President, Finance
                                                and Administration and
                                                Chief Financial Officer



                                       2.

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Hatim A. Tyabji and Joseph M. Zaelit, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.


                                       3.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



SIGNATURE                     TITLE                                DATE

    /s/Hatim A. Tyabji        Chairman of the Board,               July 22, 1996
- ----------------------------  President and Chief
       Hatim A. Tyabji        Executive Officer
                              (PRINCIPAL EXECUTIVE OFFICER)

    /s/Joseph M. Zaelit       Senior Vice President, Finance and   July 22, 1996
- ----------------------------  Administration and Chief Financial
       Joseph M. Zaelit       Officer (PRINCIPAL ACCOUNTING AND
                              FINANCIAL OFFICER)

    /s/Eldon M. Bullington    Vice President and Corporate         July 22, 1996
- ----------------------------  Controller (PRINCIPAL ACCOUNTING
       Eldon M. Bullington    OFFICER)

    /s/H. H. Haight IV        Director                             July 22, 1996
- ----------------------------
        H. H. Haight IV

    /s/J. Robert Harcharik    Director                             July 22, 1996
- ----------------------------
       J. Robert Harcharik

    /s/Thomas E. Peterson     Director                             July 16, 1996
- ----------------------------
       Thomas E. Peterson

    /s/John R. C. Porter      Director                             July 22, 1996
- ----------------------------
       John R. C. Porter

    /s/A. Michael Spence      Director                             July 22, 1996
- ----------------------------
       A. Michael Spence

    /s/R. Elton White         Director                             July 22, 1996
- ----------------------------
       R. Elton White


                                       4.